EXHIBIT 10.6

FIRST AMENDING AGREEMENT

DATED AS OF MARCH 31, 2004

AMONG

NORTH AMERICAN ENERGY PARTNERS INC.

as Borrower,

THE LENDERS LISTED HEREIN,

as Lenders,

ROYAL BANK OF CANADA,

as Administrative Agent

and

BNP PARIBAS SECURITIES CORPORATION

RBC CAPITAL MARKETS

as

Lead Arrangers and

Book Managers

and

BNP PARIBAS

as Syndication Agent

NORTH AMERICAN

ENERGY PARTNERS INC.

FIRST AMENDING AGREEMENT

This FIRST AMENDING AGREEMENT is dated as of March 31, 2004 and entered into by and among NORTH AMERICAN ENERGY PARTNERS INC., a Canadian corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), BNP PARIBAS, as syndication agent for Lenders (in such capacity, “Syndication Agent”), and ROYAL BANK OF CANADA (“RBC”), as administrative agent for Lenders (in such capacity, “Administrative Agent”).

R E C I T A L S

WHEREAS the parties hereto are parties to the Credit Agreement;

AND WHEREAS the parties have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follow:

1. INTERPRETATION

1.1 Definitions. In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Agreement” means this agreement, as amended, modified, supplemented or restated from time to time; and

“Credit Agreement” means the Credit Agreement dated as of November 26, 2003 among the Company, the Lenders, the Syndication Agent, and the Administrative Agent.

1.2 Other Terms. Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 Headings. The division of this Agreement into Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms of “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the Province of Alberta.

2. AMENDMENTS

2.1 Minimum Interest Coverage Ratio. Clause (a) of Section 9.6A of the Credit Agreement is amended by deleting “2.10:1.00”, and replacing it with “1.50:1.00”.

2.2 Minimum Fixed Charge Coverage Ratio. Clause (a) of Section 9.6B of the Credit Agreement is amended by deleting “1.10:1.00”, and replacing it with “0.75:1.00”.

2.3 Maximum Leverage Ratio. The first line in the table in Section 9.6C of the Credit Agreement is amended by deleting “4.25:1:00”, and replacing it with “5.00:1.00”.

2.4 Financial Plan Extension. The time for delivery by the Company of its Financial Plan for Fiscal Year 2005 pursuant to Section 8.1(ix) of the Credit Agreement shall be extended to April 30, 2004.

3. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Agreement, Company represents and warrants to the Lenders, the Syndication Agent, and the Administrative Agent:

(a) the representations and warranties made by Company in Section 7 of the Credit Agreement, and by Loan Parties in each of the other Loan Documents to which it is a party, are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

(b) no Default or Event of Default has occurred and is continuing.

Each representation and warranty made in this Agreement shall survive the execution and delivery of this Agreement.

4. CONFIRMATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

The Credit Agreement and the other Loan Documents and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect, and the Credit Agreement as amended and supplemented by this Agreement and each of the other Loan Documents is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective as of the date hereof.

5. FURTHER ASSURANCES

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

6. COUNTERPARTS

This Agreement may be executed in any number of counterparts, including by facsimile, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

NORTH AMERICAN ENERGY PARTNERS INC.

By:	/S/ VINCENT J. GALLANT

Name: Vincent J. Gallant
Title: Vice President, Finance

LENDERS:

ROYAL BANK OF CANADA

By:	/S/ KEVIN ADAMS

Name: Kevin Adams
Title: Authorized Signatory

BNP PARIBAS (CANADA)

By:	/S/ ERIC BORROMEO

Name: Eric Borromeo
Title: Vice President, Leveraged Finance

By:	/S/ JAMES GOODALL

Name: James Goodall
Title: Managing Director, Leveraged Finance & Real Estate Finance

ALBERTA TREASURY BRANCHES

By:	/S/ RAYMOND C. WELLS

Name: Raymond C. Wells
Title: General Manager

By:	/S/ IVAN W. SAWCHUK

Name: Ivan W. Sawchuk
Title: Senior Credit Manager

BANK OF NOVA SCOTIA

By:	/S/ RON RUSSELL

Name: Ron Russell
Title: Senior Relationship Manager

By:	/S/ E.L. GRIBBEN

Name: E.L. Gribben
Title: Sr. Manager Credit

CANADIAN WESTERN BANK

By:	/S/ RICHARD HALLSON

Name: Richard Hallson
Title: Assistant Vice President

By:	/S/ MALCOLM OGRODNICK

Name: Malcolm Ogrodnick
Title: Manager, Commercial Banking

CIT FINANCIAL LIMITED

By:	/S/ ALLAN G. CAMPBELL

Name: Allan G. Campbell
Title: Senior Vice President Equipment Finance, Canada

By:	/S/ IAN WHEELER

Name: Ian Wheeler
Title: Senior Vice President Equipment Finance, Canada

HSBC BANK CANADA

By:	/S/ BARRY TAITINGER

Name: Barry Taitinger
Title: Senior Account Manager

By:	/S/ R. Lloyd Strain

Name: R. Lloyd Strain
Title: Vice President and Manager

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/S/ GAIL WATKIN

Name: Gail Watkin
Title: Manager, Agency